THIS WARRANT AND THE SHARES OF COMMON STOCK PURCHASABLE HEREUNDER HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR UNDER THE SECURITIES LAWS OF ANY STATE OR OTHER JURISDICTION AND MAY NOT BE SOLD, OFFERED FOR SALE OR OTHERWISE TRANSFERRED UNLESS REGISTERED OR QUALIFIED UNDER SAID ACT AND APPLICABLE STATE SECURITIES LAWS OR UNLESS AN EXEMPTION FROM REGISTRATION IS AVAILABLE. THE OFFERING OF THIS SECURITY HAS NOT BEEN REVIEWED OR APPROVED BY ANY STATE SECURITIES ADMINISTRATOR. THIS WARRANT AND THE SHARES OF COMMON STOCK PURCHASABLE HEREUNDER ARE ALSO BENEFITTED BY AND SUBJECT TO A SECURITIES PURCHASE AGREEMENT, DATED AS OF JANUARY 15, 1997, BETWEEN KELLSTROM INDUSTRIES, INC. AND THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES, A COPY OF WHICH AGREEMENT IS ON FILE WITH KELLSTROM INDUSTRIES, INC.

NO. W - 1

PPN: 488035 2* 6                                         Dated: January 15, 1997


                                     WARRANT

To Purchase 305,660 of Shares of Common Stock (subject to adjustment)

                           KELLSTROM INDUSTRIES, INC.

                            Expiring January 15, 2004



          THIS IS TO CERTIFY THAT, for value received, The Equitable Life Assurance Society of the United States, or its assigns (the "Holder") is entitled to purchase from KELLSTROM INDUSTRIES, INC., a Delaware corporation (the "Company"), at any time or from time to time after 9:00 a.m., New York City time, on the Closing Date (under the Purchase Agreement as defined below) and prior to 5:00 p.m., New York City time, on the Expiration Date (as defined below) at the Company's principal executive office, at the Exercise Price (as defined below), 305,660 shares of Common Stock of the Company (the "Warrant Shares"), all subject to adjustment and upon the terms and conditions hereinafter provided, and is also entitled to exercise the other appurtenant rights, powers and privileges.hereinafter described. Capitalized terms used herein have the respective meanings set forth in Article VI.

          This Warrant (together with any Warrants issued pursuant to article II, the "Warrants") is being issued pursuant to the Securities Purchase Agreement, dated as of January 15, 1997 (the "Purchase Agreement"), between the Company and the Holder, and the Holder is entitled to certain benefits as set forth therein. The Company shall keep a copy of the Purchase Agreement, and any amendments thereto, at its principal executive office and shall furnish, without charge, copies thereof to the Holder upon request.

                                    ARTICLE I

                              EXERCISE OF WARRANTS

          1.1 Method of Exercise. To exercise this Warrant in whole or in part, the Holder shall deliver on any Business Day to the Company, at its principal executive office, (a) this Warrant, (b) a written notice, substantially in the form of the Subscription Notice attached hereto, of such Holder's election to exercise this Warrant, which notice shall specify the number of Warrant Shares to be purchased, and the denominations of the share certificate or certificates desired and the name or names in which such certificates are to be registered, and (c) payment of the Exercise Price with respect to such shares. Payment of the aggregate Exercise Price shall be made, at the election of the Holder, either (i) by certified or cashier's check or wire transfer or (ii) in lieu of paying the Exercise Price in cash, by surrendering Warrants with an aggregate value equal to the aggregate Exercise Price. For purposes of the preceding sentence, the value of any Warrant shall be equal to the difference between the aggregate Fair Market Value of the Warrant Shares issuable upon exercise thereof and the aggregate Exercise Price payable upon exercise thereof.

          The Company shall, as promptly as practicable and in any event within two Business Days thereafter, execute and deliver or cause to be executed and delivered, in accordance with such notice, a certificate or certificates representing the aggregate number of Warrant Shares specified in said notice together with cash in lieu of any fraction of a share as provided in Section
1.3. The share certificate or certificates so delivered shall be in such denominations as may be specified in such notice or, if such notice shall not specify denominations, in the aggregate number of shares of Common Stock for which the Warrant is being exercised, and shall be issued in the name of the Holder or such other name or names as shall be designated in such notice. This Warrant shall be deemed to have been exercised and such certificate or certificates shall be deemed to have been issued, and such Holder or any other person so designated to be named therein shall be deemed for all purposes to have become a holder of record of such shares, as of the date the aforementioned notice is received by the Company. If this Warrant shall have been exercised only in part, the Company shall, at the time of delivery of such certificate or certificates, deliver to the Holder a new Warrant evidencing the rights to purchase the remaining shares of Common Stock subject to this Warrant, which new Warrant shall in all other respects be identical with this Warrant or, at the request of the Holder, make appropriate notation on this Warrant which shall then be returned to the Holder. The Company shall pay all expenses, taxes and other charges payable in connection with the preparation, issuance and delivery of share certificates and new Warrants, except that, if share certificates or new Warrants shall be registered in a name or names other than the name of the Holder, funds sufficient to pay all transfer taxes payable as a result of such transfer shall be paid by the Holder at the time of delivery of the aforementioned notice of exercise or promptly upon receipt of a written request of the Company for payment.

          1.2 Shares to be Fully Paid and Nonassessable. All shares of Common Stock issued upon the exercise of this Warrant shall be duly authorized, validly issued, fully paid and nonassessable and, if the Common Stock is then listed on any national securities exchange or quoted on NASDAQ, shall be duly listed or quoted thereon, as the case may be.

          1.3 No Fractional Shares to be Issued. The Company shall not be required to issue fractions of shares of Common Stock upon exercise of this Warrant. If any fraction of a share would, but for this Section, be issuable upon any exercise of this Warrant, in lieu of such fractional share the Company shall pay to the Holder, in cash, an amount equal to the same fraction of the Fair Market Value per share of Common Stock outstanding on the Business Day immediately prior to the date of such exercise.

          1.4 Share Legend. Each certificate for shares of Common Stock issued upon exercise of this Warrant, unless at the time of exercise such shares are registered under the Securities Act or the Holder has furnished the Company with an opinion of counsel as set forth in the following paragraph, shall bear the following legend:

               "THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR UNDER THE SECURITIES LAWS OF ANY STATE OR OTHER JURISDICTION AND MAY NOT BE SOLD, OFFERED FOR SALE OR OTHERWISE TRANSFERRED UNLESS REGISTERED OR QUALIFIED UNDER SAID ACT AND APPLICABLE STATE SECURITIES LAWS OR UNLESS AN EXEMPTION FROM REGISTRATION IS AVAILABLE. THE OFFERING OF THIS SECURITY HAS NOT BEEN REVIEWED OR APPROVED BY ANY STATE SECURITIES ADMINISTRATOR. THE SECURITIES REPRESENTED BY THIS
          CERTIFICATE ARE ALSO BENEFITTED BY AND SUBJECT TO A SECURITIES PURCHASE AGREEMENT, DATED AS OF JANUARY 15, 1997, BETWEEN KELLSTROM INDUSTRIES, INC. AND THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES, A COPY OF WHICH IS ON FILE WITH KELLSTROM INDUSTRIES, INC."

          Any certificate issued at any time in exchange or substitution for any certificate bearing such legend (except a new certificate issued upon completion of a public distribution pursuant to a registration statement under the Securities Act) shall also bear such legend unless, in the opinion of counsel selected by the holder of such certificate (who may be an employee of such holder) and reasonably acceptable to the

Company, the securities represented thereby need no longer be subject to restrictions on resale under the Securities Act.

          1.5 Reservation. The Company has duly reserved and will keep available for issuance upon exercise of the Warrants the total number of Warrant Shares deliverable from time to time upon exercise of all Warrants from time to time outstanding.

          1.6 CUSIP Number. The Company agrees to obtain promptly after the date hereof, and thereafter to maintain, a private placement number in respect of the Warrants and a CUSIP number in respect of the Common Stock assigned by the CUSIP Service Bureau of Standard & Poor's Corporation.

                                   ARTICLE II

                 TRANSFER, EXCHANGE AND REPLACEMENT OF WARRANTS

          2.1 Ownership of Warrant. The Company may deem and treat the person in whose name this Warrant is registered as the holder and owner hereof (notwithstanding any notations of ownership or writing hereon made by any person other than the Company) for all purposes and shall not be affected by any notice to the contrary, until presentment of this Warrant for registration of transfer as provided in this Article II.

          2.2 Transfer of Warrant. The Company agrees to maintain at its principal executive office books for the registration of transfers of the Warrants, and transfer of this Warrant and all rights hereunder shall be registered, in whole or in part, on such books, upon surrender of this Warrant at the Company's principal executive office, with a written assignment of this Warrant duly executed by the Holder or its duly authorized agent or attorney, with (unless the Holder is an institutional investor) signatures guaranteed by a bank or trust company or a broker or dealer registered with the NASD, and funds sufficient to pay any transfer taxes payable upon such transfer. Upon surrender and, if required, such payment, the Company shall execute and deliver a new Warrant or Warrants in the name of the assignee or assignees and in the denominations specified in the instrument of assignment and shall issue to the assignor a new warrant evidencing the portion of this Warrant not so assigned, and this Warrant shall promptly be canceled. Notwithstanding the foregoing, a Warrant may be exercised by a new holder without having a new Warrant issued.

          2.3 Division or Combination of Warrants. This Warrant may be divided or combined with other Warrants upon presentment hereof and of any Warrant or Warrants with which this Warrant is to be combined at the Company's principal executive office, together with a written notice specifying the names and denominations in which the new Warrant or Warrants are to be issued, signed by the holders hereof and thereof or their respective duly authorized agents or attorneys. Subject to compliance with Section 2.3 as to any transfer which may be involved in the division or combination, the Company shall execute and deliver a new Warrant or Warrants in exchange for the Warrant or Warrants to be divided or combined in accordance with such notice.

          2.4 Loss, Theft Destruction or Mutilation of Warrants. Upon receipt of evidence satisfactory to the Company of the ownership of and the loss, theft, destruction or mutilation of any Warrant and, in the case of any such loss, theft or destruction, upon receipt of indemnity or security satisfactory to the Company (the original Holder's unsecured indemnity being satisfactory indemnity in the event of loss, theft or destruction of any Warrant owned by such original Holder), or, in the case of any such mutilation, upon surrender and cancellation of such Warrant, the Company will make and deliver, in lieu of such lost, stolen, destroyed or mutilated Warrant, a new Warrant of like tenor and representing the right to purchase the same aggregate number of shares of Common Stock.

          2.5 Expenses of Delivery of Warrants. The Company shall pay all expenses, taxes (other than transfer taxes) and other charges payable in connection with the preparation, issuance and delivery of Warrants hereunder.

                                   ARTICLE III

                                 CERTAIN RIGHTS

          3.1 Purchase Agreement. This Warrant is entitled to the benefits of the Purchase Agreement. The Company shall keep copies of the Purchase Agreement, and any amendments thereto, at its principal executive office and shall furnish, without charge, copies thereof to the Holder upon request.

          3.2 Contest and Appraisal Rights. Upon each determination of Fair Market Value hereunder, the Company shall promptly give notice thereof to all Warrantholders, setting forth in reasonable detail the method and basis of determination of such Fair Market Value. Unless the Property whose Fair Market Value is being determined is a security for which Closing Prices are available (in which case the Fair Market Value thereof shall be the Market Price), if a Majority in Interest of Warrantholders shall disagree with such determination and shall, by notice to the Company given within 30 days after the Company's notice of such determination, elect to dispute such determination, such dispute shall be resolved through the Appraisal Procedure.

                                   ARTICLE IV

                             ANTIDILUTION PROVISIONS

          4.1 Adjustment of Purchase Price and Number of Shares. The number and kind of securities purchasable upon the exercise of this Warrant and the payment of the Exercise Price shall be subject to adjustment from time to time upon the happening of certain events set forth below.

          4.2 Reclassification, Consolidation or Merger. In case of any reclassification or change of outstanding securities of the Company (including without limitation for purposes of this Section 4.2 purchases of Preferred Shares by holders of Rights pursuant to the Rights Agreement) issuable upon exercise of this Warrant (other than a change in par value, or from par value to no par value, or from no par value to par value or as a result of a subdivision or combination) or in case of any consolidation or merger of the Company with or into another corporation (other than a merger with another corporation in which the Company is the surviving corporation and which does not result in any reclassification or change -- other than a change in par value, or from par value to no par value, or from no par value to par value, or as a result of a subdivision or combination -- of outstanding securities of the Company issuable upon exercise of this Warrant), or in case of any sale or transfer to another corporation of the Property of the Company as an entirety or substantially as an entirety, the Company or such successor or purchasing corporation, as the case may be, shall, without payment of any additional consideration therefor, prior to or simultaneously with the consummation of such transaction, issue a new Warrant, providing that the Holder shall have the right to exercise such new Warrant and procure upon such exercise in lieu of each Warrant Share theretofore issuable upon exercise of this Warrant the kind and the highest amount of shares of stock, other securities, money and property receivable upon such reclassification, change, consolidation, merger, sale or transfer by a holder of one share of Common Stock, issuable upon exercise of this Warrant had it been exercised immediately prior to such reclassification, change, consolidation, merger, sale or transfer; and the Company shall indemnify the Holder, upon demand, on an after-tax basis, against any and all taxes (including interest and penalties) payable in connection with the issuance or amendment of a Warrant pursuant to this Section 4.2. The Company shall not effect any such reclassification, change, consolidation, merger, sale or transfer, unless prior to or simultaneously with the consummation thereof, the successor or purchasing corporation, as the case may be, shall assume, by written instrument executed and delivered to the Holder, the obligation to deliver to the Holder such shares, other securities, money and property as, in accordance with the foregoing provisions, the Holder may be entitled to purchase and the other obligations.under this Warrant. Such new Warrant shall provide for adjustments which shall be as nearly equivalent as may be practicable to the adjustments provided for in this Article IV. The provisions of this Section 4.2 shall similarly apply to successive reclassifications, changes, consolidations, mergers, sales and transfers.

          4.3 Subdivision or Combination of Shares. If the Company shall subdivide or combine its Common Stock, the Exercise Price shall be proportionately reduced, in case of subdivision of shares, as at the effective date of such subdivision, or if the Company shall take a record of holders of its Common Stock for the purpose of so subdividing, as at such record date, whichever is earlier, or shall be proportionately increased, in the case of combination of shares, as at the effective date of such combination or, if the Company shall take a record of holders of its Warrant Shares for the purpose of so combining, as at such record date, whichever is earlier.

         4.4 Certain Dividends and Distributions. If the Company shall:

          (a) Stock Dividends. Pay a dividend in, or make any other distribution to the holders of its Common Stock of, Common Stock, the Exercise Price shall be adjusted, as at the date the Company shall take a record of the holders of its Common Stock, for the purpose of receiving such dividend or other distribution (or if no such record is taken, as at the date of such payment or other distribution), to that price determined by multiplying the Exercise Price in effect immediately prior to such record date (or if no such record is taken, then immediately prior to such payment or other distribution), by a fraction (1) the numerator of which shall be the total number of shares of Common Stock outstanding immediately prior to such dividend or distribution, and (2) the denominator of which shall be the total number of shares of Common Stock outstanding immediately after such dividend or distribution (plus in the event that the Company paid cash for fractional shares, the number of additional shares which would have been outstanding had the Company issued fractional shares in connection with said dividends); or

          (b) Distributions of Property, etc. Make a distribution of its Property to the holders of its Common Stock as a dividend (in liquidation or partial liquidation or by way of return of capital or otherwise), other than cash dividends in an amount not exceeding 25% of the Company's net income in the current or immediately preceding fiscal year, the Holder shall at such time be entitled to receive the amount of such Property as would have been payable to such Holder as owner of that number of Warrant Shares of the Company receivable by exercise of this Warrant, had such Holder been the holder of record of such Warrant Shares on the record date for such distribution.

          4.5 Issuance of Additional Shares of Common. If the Company shall issue any Additional Shares of Common (other than (x) as provided in Sections 4.2, 4.3 or 4.4, (y) Management Shares or (z) pursuant to warrants outstanding on the date hereof as disclosed in the applicable Schedule to the Purchase Agreement) for a consideration per share less than the Fair Market Value per share of Common Stock then outstanding (before giving effect to such issuance) or for no-consideration, then the Exercise Price shall be adjusted, as at the date of such issuance, to that price determined by multiplying the Exercise Price in effect immediately priory to such issuance by a fraction (i) the numerator of which shall be the total number of shares of Common Stock outstanding immediately prior to such issuance plus the number of

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

shares of Common Stock which the aggregate consideration for the total number of such Additional Shares of Common so issued would purchase at the Fair Market Value thereof at such time, and (ii) the denominator of which shall be the total number of shares of Common Stock outstanding immediately after such issuance.

          The provisions of this Section 4.5 shall not apply under any of the circumstances for which an adjustment is provided in Sections 4.2, 4.3 or 4.4. No adjustment of the Exercise Price shall be made under this Section 4.5 upon the issuance of any Additional Shares of Common which are issued pursuant to any Common Stock Equivalent if upon the issuance of any such Common Stock Equivalent
(i) any such adjustment shall previously have been made pursuant to Section 4.6 or (ii) no adjustment was required pursuant to Section 4.6.

          4.6 Issuance of Common Stock Equivalents. If the Company shall issue any Common Stock Equivalents (other than warrants exercisable for up to 234,340 shares of Common Stock in the aggregate pursuant to that certain 10% Senior Subordinated Note issued under the Bridge Facility (as defined in the Purchase Agreement), and the price per share for which Common Stock is issuable upon the exercise, conversion or exchange of such Common Stock Equivalents, determined by dividing

                    (i) the aggregate amount, if any, received or receivable by the Company as consideration for the granting of such Common Stock Equivalents, plus the minimum aggregate amount of additional consideration payable to the Company upon the exercise of all such Common Stock Equivalents, plus, in the case of Common Stock Equivalents to acquire Convertible Securities, the minimum aggregate amount of additional consideration, if any, payable upon the issuance or sale of such Convertible Securities and upon the conversion or exchange thereof, by

                    (ii) the total maximum number of shares of Common Stock issuable upon the exercise of such Common Stock Equivalents or upon the conversion or exchange of all such Convertible Securities issuable upon the exercise of such Common Stock Equivalents, shall be less than the Fair Market Value per share of Common Stock outstanding on the date of granting such Common Stock Equivalent (before giving effect to such grant), then the Exercise Price upon each such issuance shall be adjusted as provided in the first sentence of Section 4.5 on the basis that the maximum number of Additional Shares of Common issuable pursuant to all such Common Stock Equivalents shall be deemed to have been issued as of the earlier of (x) in the event the Company shall enter into a binding agreement for the issuance of such Common Stock Equivalents, the date on which all material conditions to such issuance shall have been waived or substantially satisfied or (y) the date of actual issuance of such Common Stock Equivalents. No adjustment of the Exercise Price shall be made under this Section 4.6 upon the issuance of any Convertible Security which is issued pursuant to the exercise of any warrants or other subscription or purchase rights therefor, if any adjustment shall previously have been made in the Exercise Price then in effect upon the issuance of such warrants or other rights pursuant to this Section 4.6.

          4.7 Purchase of Common Stock by the Company. If the Company shall, directly or indirectly through a Subsidiary or otherwise, purchase, redeem or otherwise acquire any of its Common Stock at a price per share greater than the Fair Market Value per share of Common Stock then outstanding (before giving effect to such purchase, redemption or other acquisition), then the Exercise Price upon each such purchase, redemption or acquisition shall be adjusted to that price determined by multiplying such Exercise Price by a fraction (i) the numerator of which shall be the number of shares of Common Stock outstanding immediately prior to such purchase, redemption or acquisition, minus the number of shares of Common Stock which the aggregate consideration for the total number of such shares of Common Stock so purchased, redeemed or acquired would purchase at the Market Price, and (ii) the denominator of which shall be the number of shares of Common Stock outstanding immediately after such purchase, redemption or acquisition. For the purposes of this Section 4.7, the date as of which the Fair Market Value shall be computed shall be the earlier of (x) in the event the Company shall enter into a binding agreement for the purchase, redemption or acquisition of any Common Stock, the date on which all material conditions to such purchase, redemption or acquisition shall have been waived or substantially satisfied or (y) the date of actual purchase, redemption or acquisition of such Common Stock. For the purposes of this Section 4.7, a purchase, redemption or acquisition of a Common Stock Equivalent shall be deemed to be a purchase of the underlying Common Stock (it being understood that, if any Common Stock Equivalent also evidences another obligation of the Company (such as indebtedness for borrowed money) the Fair Market Value of the consideration given by the Company to purchase, redeem or acquire such Common Stock Equivalent shall be allocated in good faith by the Board of Directors of the Company to the satisfaction of such obligation and the purchase, redemption or acquisition of the underlying Common Stock), and the computation herein required shall be made on the basis of the full exercise, conversion or exchange of such Common Stock Equivalent on the date as of which such computation is required hereby to be made even if such Common Stock Equivalent is not exercisable, convertible or exchangeable on such date.

          4.8  Other  Provisions   Applicable  to  Adjustments.   The  following
provisions shall be applicable to the making of adjustments in the Exercise Price hereinbefore provided in this Article IV:

          (a) Computation of Consideration. The consideration received by the Company shall be deemed to be the following: to the extent that any Additional Shares of Common or any Common Stock Equivalents shall be issued for a cash consideration, the consideration received by the Company therefor, or, if such Additional Shares of Common or Common Stock Equivalents are offered by the Company for subscription, the subscription price, or, if such Additional Shares of Common or Common Stock Equivalents are sold to underwriters or dealers for public offering without a subscription offering, the public offering price, in any such case without deduction for any customary amounts of compensation, discounts, commissions or expenses paid or incurred by the Company for and in the underwriting of, or otherwise in connection with, the issue thereof; to the extent that such issuance shall be for a consideration other than cash, then, except as herein otherwise expressly provided, the Fair Market Value of such consideration at the time of such issuance. The consideration for any Additional Shares of Common, Convertible Securities or Common Stock Equivalents issued in connection with any merger in which the Company is the surviving corporation shall be that portion of the Fair Market Value of the non-surviving corporation as the Board of Directors of the Company in good faith shall determine to be attributable to such Additional Shares of Common, Convertible Securities or Common Stock Equivalents, as the case may be. The consideration for any Additional Shares of Common issuable pursuant to any Common Stock Equivalents shall be the consideration received by the Company for issuing such Common Stock Equivalents, plus the additional consideration payable to the Company upon the exercise, conversion or exchange of such Common Stock Equivalents, plus the additional-consideration payable to the Company upon the exercise, conversion or exchange of such Common Stock Equivalents, plus in the case of Common Stock Equivalents to acquire Convertible Securities, any additional consideration payable to the Company upon the issuance or sale of such Convertible Securities and upon conversion or exchange thereof. In case of the issuance at any time of any Additional Shares of Common or Common Stock Equivalents in payment or satisfaction of any dividend upon any class of capital stock other than Common Stock, the Company shall be deemed to have received for such Additional Shares of Common or Common Stock Equivalents a consideration equal to the amount of such dividend so paid or satisfied. In any case in which the consideration to be received or paid shall be other than cash, the Board of Directors of the Company shall notify the Holder of its determination of the Fair Market Value of such consideration prior to payment or accepting receipt thereof or as promptly as practicable thereafter.

          (b) Readjustment of Exercise Price. Upon the expiration of the right to convert, exchange or exercise any Common Stock Equivalent the issuance of which effected an adjustment in the Exercise Price, if any such Common Stock Equivalent shall not have been converted, exercised or exchanged, the number of shares of Common Stock deemed to be issued and outstanding by reason of the fact that they were issuable upon conversion, exchange or exercise of any such Common Stock Equivalent shall no longer be computed as set forth above, and the Exercise Price shall forthwith be readjusted and thereafter be the price which it would have been (but reflecting any other adjustments in the Exercise Price made pursuant to the provisions of this Article IV after the issuance of such Common Stock Equivalent) had the adjustment of the Exercise Price been made in accordance with the issuance or sale of the number of Additional Shares of Common actually issued upon conversion, exchange or issuance of such Common Stock Equivalent and thereupon only the number of Additional Shares of Common actually so issued shall be deemed to have been issued and only the consideration actually received by the Company (computed as in

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

paragraph (a) of this Section 4.8) shall be deemed to have been received by the Company.

          (c) Treasury Shares. The number of shares of Common Stock at any time outstanding shall not include any shares thereof then directly or indirectly owned or held by or for the account of the Company or any of its Subsidiaries.

          (d) Other Action Affecting Common Stock. In case after the date hereof the Company shall take any action affecting its Common Stock, other than an action described in any of Sections 4.2 through 4.8, inclusive, and the failure to make any adjustment would not fairly protect the purchase rights represented by this Warrant in accordance with the essential intent and principle of this
Article IV, then the Exercise Price shall be adjusted in such manner and at such time as the Board of Directors of the Company may in good faith determine to be equitable in the circumstances.

          (e) Adjustment of Number of Shares. Upon each adjustment in the Exercise Price pursuant to any provision of this Article IV, the number of Warrant Shares shall be adjusted, to the nearest one-hundredth of a whole share, to the product obtained by multiplying such number of shares purchasable immediately prior to such adjustment in the Exercise Price by a fraction, the numerator of which shall be the Exercise Price immediately prior to such adjustment and the denominator of which shall be the Exercise Price immediately thereafter. If the Company shall be in default under its agreement contained in
Section 1.5 so that applicable law prevents the issuance of shares at the Exercise Price adjusted in accordance with this Article IV, the adjustment of shares provided in the foregoing sentence shall nonetheless be made and the Holder shall be entitled to purchase such greater number of shares at the lowest price at which this Warrant may then be exercised. Such exercise shall not constitute a waiver of any claim arising against the Company by reason of its default under the agreement contained in Section 1.5.

          4.9 Notice of Adjustment. Whenever the Exercise Price shall be adjusted pursuant to this Article IV, the Company shall cause its chief financial officer to prepare and execute a certificate setting forth, in reasonable detail, the event requiring the adjustment, the amount of the adjustment, the method by which such adjustment was calculated (including a description of the basis on which the Board of Directors of the Company made any determination hereunder), and the Exercise Price and the number of Warrant Shares after giving effect to such adjustment, and shall cause copies of such certificate to be mailed (by first class registered or certified mail, postage prepaid and return receipt requested) to the Holder promptly after each adjustment. If the Holder questions an amount set forth in such certificate, the Holder may request, by notice to the Company given within twenty days after receipt of such certificate, that the independent accounting firm then regularly engaged by the Company to report on its financial statements determine the appropriate amount within twenty days of receipt of such notice at the Company's expense; provided that if the amount so determined by the accounting firm is disparate by less than two

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

percent from the amount set forth in the Company's certificate, the Holder shall pay the fees and expenses of such firm incurred in such determination.

          4.10 Fractional Shares. No fractional Warrant Shares will be issued in connection with any exercise hereof, but in lieu of such fractional shares, the Company shall make a cash payment therefor equal in amount to the product of the applicable fraction multiplied by the Exercise Price then in effect.

                                    ARTICLE V

                               REGISTRATION RIGHTS

          5.1 Demand Registrations.

          (a) Right to Demand  Registration.  At any time after the date hereof,
(i) the original Holder (including any of its Permitted Transferees), so long as the original Holder (together with its Permitted Transferees) beneficially owns Warrants exercisable for a number of Warrant Shares equal to or greater than 51% of the number of Warrant Shares issuable upon exercise of the Warrants issued to the original Holder on the date hereof, or (ii) the holders of not less than a majority of the Registrable Securities (collectively, the "Offerors") may request registration under the Securities Act of all or part of their Registrable Securities. A request pursuant to this Section 5.1 shall state the number of Registrable Securities requested to be registered, the intended method of disposition thereof and the jurisdictions in which registration is desired. Within seven days after receipt of any such request, the Company will give written notice of such request to all other holders of Registrable Securities and will include in such registration all Registrable Securities with respect to which the Company has received written requests for inclusion therein within 20 days after the receipt of the Company's notice. Each registration requested pursuant to this Section 5.1 is referred to herein as a "Demand Registrations".

          (b) Number of Demand Registrations. The holders of Registrable Securities will be entitled to request up to three Demand Registrations. A registration will not constitute a Demand Registration for purposes of this
Section 5.1 (i) until it has become effective (ii) if the Offerors for such registration are not able to sell at least 80% of the Registrable Securities requested to be included in such registration, or (iii) if after it has become effective, the offering of Registrable Securities pursuant to such registration is interfered with by any stop order, injunction or other order or requirement of the SEC or other governmental agency or court.

          (c) Priority on Demand Registrations. Without the written consent of the Offerors: (i) the Company will not include in the first Demand Registration any securities which are not Registrable Securities and (ii) the Company will not include in any subsequent Demand Registration any securities which are not Registrable Securities unless such offering is an underwritten offering and the managing

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

underwriters advise the Company and the Offerors in writing that in their opinion the inclusion of such other securities will not materially impair the ability of the Offerors to sell the Registrable Securities included in the offering. If other securities are permitted to be included in a Demand Registration which is an underwritten offering and the managing underwriters advise the Company and the Offerors in writing that in their opinion the number of Registrable Securities and other securities requested to be included exceeds the number of securities which can be sold without materially adversely affecting such offering, the Company will include in such registration prior to the inclusion of any securities which are not Registrable Securities the number of Registrable Securities requested to be included which in the opinion of such managing underwriters can be sold, pro rata among the respective holders of the Registrable Securities on the basis of the amount of such securities owned.

          (d) Restrictions on Demand Registrations. The Company will not be obligated to effect any Demand Registration within 180 days (or, if applicable, such shorter period during which the Offerors are prohibited under Section
5.4(a) from selling, transferring or otherwise disposing of Registrable Securities or other securities of the Company) after the effective date of a previous registration in which the Offerors sold all the Registrable Securities included therein pursuant to piggyback rights granted under Section 5.2. The Company may postpone, for up to three months in the aggregate in any 12-month period, the filing or the effectiveness of a registration statement for a Demand Registration if the Board of Directors of the Company determines (and the Company so certifies in writing to the Offerors) that such Demand Registration might reasonably be expected to have a material adverse effect on any proposal or plan by the Company or any of its Subsidiaries to engage in any material corporate transaction; provided that in such event, the Offerors initiating the request for such Demand Registration will be entitled to withdraw such request.

          (e) Registration Expenses. The Company will pay all Registration Expenses in connection with the first Demand Registration and any requested Demand Registration (prior to the first Demand Registration that constitutes a Demand Registration for purposes of this Section 5.1) the request for which is withdrawn pursuant to the proviso to the last sentence of paragraph (d) above. The Holders will pay all Registration Expenses in connection with all other Demand Registrations.

          (f) Selection of Underwriters. In connection with any registration initiated as a Demand Registration, the Offerors will have the right to select the investment banker(s) and manager(s) to administer the offering, subject to the Company's approval which will not be unreasonably withheld.

          (g) Customary Documentation. In connection with any registration subject to this Section 5.1, the holders of Registrable Securities included in such registration shall enter into such underwriting, lock-up and other agreements, and shall execute and complete such questionnaires and other documents, as are customary in a secondary offering.

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

          5.2 Piggyback Registrations.

          (a) Right to Piggyback Registrations. Whenever the Company proposes to register any of its Capital Stock under the Securities Act, the Company will give prompt written notice (in any event within ten business days after its receipt of notice of any exercise of other demand registration rights) to the holders of Registrable Securities of its intention to effect such a registration and will include in such registration all Registrable securities with respect to which the Company has received written requests for inclusion therein within 15 days after the receipt of the Company's notice by such holders. A request pursuant to this Section 5.2 shall state the number of Registrable Securities requested to be registered. All registrations requested pursuant to this Section
5.2 are referred to herein as "Piggyback Registrations". No registration effected under this Section 5.2 shall relieve the Company of its obligation to effect up to three Demand Registrations pursuant to Section 5.1.

          (b) Piggyback  Expenses.  The Registration  Expenses of the holders of
Registrable   Securities   will  be  paid  by  the  Company  in  all   Piggyback
Registrations.

          (c) Priority on Primary Registrations. If a Piggyback Registration is an underwritten primary registration on behalf of the Company, and the managing underwriters advise the Company in writing that in their opinion the number of securities requested to be included in such registration exceeds the number which can be sold without materially adversely affecting such offering, the Company will include in such registration (i) first, the securities the Company proposes to sell and (ii) second, Registrable Securities and all other securities requested to be included in such registration that are subject to comparable registration rights, pro rata among the holders thereof on the basis of the number of shares owned by such holders that are subject to such registration rights.

          (d) Priority on Secondary Registrations. If a Piggyback Registration is an underwritten secondary registration on behalf of holders of the Company's securities (and in which the Company is not issuing any securities under such registration), and the managing underwriters advise the Company in writing that in their opinion the number of securities requested to be included in such registration exceeds the number which can be sold without materially adversely affecting such offering, the Company will include in such registration (i) first, the securities requested to be included in such registration by the holder or holders who requested such registration (such holders being entitled to participate in accordance with the relative priorities, if any, as may exist among them) and (ii) second, Registrable Securities and all other securities requested to be included in such registration, pro rata among the holders thereof on the basis of the number of shares owned by such holders that are subject to such registration rights.

          (e) Selection of Underwriters. In connection with a Piggyback Registration which is an underwritten primary registration on behalf of the Company, the Company will have the right to select any investment banker(s) and manager(s) of nationally recognized standing to administer the offering.

          (f) Customary Documentation. In connection with any registration subject to this Section 5.2, the holders of Registrable Securities included in such registration shall enter into such underwriting, lock-up and other agreements, and shall execute and complete such questionnaires and other documents, as are customary in a primary offering.

          5.3 No Inconsistent Agreement. Any right given by the Company to any holder or prospective holder of the Company's securities in connection with the registration of securities shall be conditioned such that it shall be consistent with the rights of the holders of Registrable Securities provided in this Warrant and (without limiting the generality of the foregoing) shall not materially adversely affect the right of the holders of Registrable Securities to participate in Piggyback Registrations in the manner set forth in this Warrant. Except as provided for herein, no holder of the Company's securities (other than the Bridge Note Holders pursuant to warrants issued to them under the Bridge Facility, International Aircraft Support L.P. pursuant to warrants issued in connection with the Acquisition Agreement and each of GKN Securities Corp. and Brean Murray, Foster Securities Inc. pursuant to Unit Common Share Equivalents issued in connection with the Company's Initial public offering) owns or possesses any registration rights with respect to any of the Company's securities, and the Company represents and warrants to the Holder that no rights of any such holders are inconsistent with the rights of the holders of Registrable Securities provided in this Warrant (with respect to Demand Registrations, Piggyback Registrations or otherwise).

          5.4 Lockup Agreement.

          (a)  The  Holder  agrees,   and  prior  to  transferring   Registrable
Securities will cause its proposed transferee to agree, if requested by the Company and the managing underwriters of Registrable Securities, not to sell or otherwise transfer or dispose of (other than by private placement) any other Registrable Securities (or other securities of the Company) ten days prior to or during the 180-day period (the "Lock-Up Period") following the effective date of a registration statement of the Company filed under the Securities Act, provided that all officers, directors and stockholders owning five percent or more (on a fully diluted basis, treating all outstanding options, rights and warrants to acquire equity securities of the Company as fully exercised, and treating all securities convertible into or exchangeable for equity securities of the Company as fully converted or exchanged) of the Company's equity securities shall enter into similar agreements, and provided further that if the Lock-Up Period applicable to any of such officers, directors or stockholders is less than 180 days, then the Lock-Up Period applicable to the Holder shall be reduced to the shortest Lock-Up Period applicable to any of such officers, directors or stockholders. Such agreement shall be in writing in a form satisfactory to the Company and such underwriter. The

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

Company may impose stop transfer instructions with respect to the shares (or securities) subject to the foregoing restriction until the end of said Lock-Up Period.

          (b) The Company agrees (i) not to effect any public sale or distribution of its equity securities, or any securities convertible into or exchangeable or exercisable for such securities, during the ten days prior to and during the 90-day period beginning on the effective date of any underwritten Demand Registration or any underwritten Piggyback Registration (except as part of such underwritten registration or pursuant to registrations on Form S-8 or any successor form not available for registering capital stock for sale to the public at large), unless all of the Registrable Securities included in such Registration have been sold and (ii) to cause each beneficial owner of at least five percent of its equity securities acquired from the Company (other than a holder that acquired such securities in a registered public offering or in open market transactions, unless such holder owned beneficially five percent or more of the Company's equity securities prior to such public offering) to agree not to effect any public sale or distribution of any such securities during such period (except as part of such underwritten registration, if otherwise permitted), unless all of the Registrable Securities included in such Registration have been sold.

          5.5 Registration Procedures. Whenever the Offerors have requested that any Registrable Securities be registered pursuant to this Warrant, the Company will use its best efforts to effect the registration and the sale of such Registrable Securities in accordance with the intended method of disposition thereof, and pursuant thereto the Company will as expeditiously as possible:

          (a) prepare and file with the SEC a registration statement with respect to such Registrable Securities and use its best efforts to cause such registration statement to become and remain effective for a period of not less than three months; provided that before filing a registration statement or prospectus or any amendments or supplements thereto, the Company will furnish to the counsel selected by the Offerors requesting such registration statement copies of all such documents proposed to be filed, which documents will be subject to the review of such counsel before such filing is made, and the Company will comply with any reasonable request made by such counsel to make changes to the extent such documents do not comply in all material respects with the Securities Act;

          (b) prepare and file with the SEC such amendments (including post-effective amendments) and supplements to such registration statement and the prospectus used in connection therewith as may be necessary to keep such registration statement effective for a period of not less than three months and to comply with the provisions of the Securities Act with respect to the disposition of all securities covered by such registration statement during such period in accordance with the intended methods of disposition by the sellers thereof set forth in such registration statement;

          (c) furnish to each seller of Registrable Securities such number of conformed copies of such registration statement, each amendment and supplement thereto (in each case including all exhibits), the prospectus included in such registration statement (including each preliminary prospectus) and such other documents as such seller may reasonably request in order to facilitate the disposition of the Registrable Securities owned by such seller;

          (d) use its best efforts to register or qualify such Registrable Securities under such other securities or blue sky laws of such jurisdictions as any seller reasonably requests and do any and all other acts and things which may be reasonably necessary or advisable to enable such seller to consummate the disposition in such jurisdictions of the Registrable Securities owned by such seller (provided that the Company will not be required to (i) qualify generally to do business in any jurisdiction where it would not otherwise be required to qualify but for this subparagraph, (ii) subject itself to taxation in any such jurisdiction, or (iii) consent to service of process except as required by the securities or blue sky laws in any such jurisdiction);

          (e) notify each seller of such Registrable Securities at any time when a prospectus relating thereto is required to be delivered under the Securities Act of the Company's becoming aware of any event as a result of which the prospectus included in such registration statement, as then in effect, contains an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances under which they were made, and, at the written request of any such seller, the Company will prepare a supplement or amendment to such prospectus so that, as thereafter delivered to the purchasers of such Registrable Securities, such prospectus will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances under which they were made;

          (f) cause all such Registrable Securities covered by such registration statement to be listed or quoted on the principal securities exchange or national automated quotation system on which similar securities issued by the Company are then listed or quoted or, if not then listed or quoted, use its best efforts to cause such Registrable Securities to be listed on a national securities exchange or quoted on a national automated quotation system;

          (g) provide a transfer agent and registrar for all such Registrable Securities not later than the effective date of such registration statement;

          (h) in the event the offering is an underwritten offering, use its best efforts to obtain a "cold comfort" letter from the independent public accountants for the Company in customary form and covering such matters of the type customarily covered by such letters;

          (i) enter into such customary agreements (including underwriting agreements in customary form) and take all such other actions as the holders of a majority of the Registrable Securities being sold or the underwriters, if any, reasonably

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



request in order to expedite or facilitate the disposition of such Registrable Securities; and

          (j) make available for inspection by any seller of Registrable Securities, any underwriter participating in any disposition pursuant to such registration statement, and any attorney, accountant or other agent retained by any such seller or underwriter, all financial and other records, pertinent corporate documents and properties of the Company, and cause the Company's officers, directors, employees and independent accountants to supply all information reasonably requested by any such seller, underwriter attorney, accountant or agent in connection with such registration statement.

          The Company will make generally available to the holders of Registrable Securities a consolidated earnings statement (which need not be audited) for the twelve months beginning after the effective date of a registration statement as soon as reasonably practicable after the end of such period, which earnings statement shall satisfy Section 11(a) of the Securities Act.

          The Company will at all times after the Company has filed a registration statement with the SEC pursuant to the requirements of either the Securities Act or the Exchange Act, file all reports required to be filed by it under the Securities Act and the Exchange Act and the rules and regulations adopted by the SEC thereunder, and take such further action as any holder or holders of Registrable Securities may reasonably request, all to the extent required to enable such holders to be eligible to sell Registrable Securities pursuant to (i) Rule 144 adopted by the SEC under the Securities Act, as such rule may be amended from time to time) or any similar rule or regulation hereafter adopted by the SEC or (ii) a registration statement on Form S-2 or S-3 or any similar registration form hereafter adopted by the SEC. Upon request, the Company will deliver to holders of Registrable Securities a written statement as to whether it has complied with such requirements.

          5.6 Registration Expenses.

          (a) All expenses incident to the Company's performance of or compliance with this Warrant, including, without limitation, all registration and filing fees, fees and expenses of compliance with securities or blue sky laws, word processing, duplicating and printing expenses, messenger and delivery expenses, and fees and disbursements of counsel for the Company and all independent certified public accountants, underwriters (excluding discounts and commissions) and other Persons retained by the Company (all such expenses being herein called "Registration Expenses"), will be borne as provided in this Warrant; provided that the Company will pay its internal expenses (including, without limitation, all salaries and expenses of its officers and employees performing legal or accounting duties), the expense of any annual audit or quarterly review, the expense of any liability insurance and the expenses and fees for listing the securities to be registered on each securities exchange on which similar securities issued by the Company are then listed or on a national automated quotation system.

          (b) In connection with the first Demand Registration, the Company will reimburse the holders of Registrable Securities covered by such registration for the reasonable fees and disbursements of one counsel chosen by the holders of a majority of the Registrable Securities included in such registration.

          (c) To the extent Registration Expenses are not required to be paid by the Company each holder of securities included in any registration hereunder will pay those Registration Expenses allocable to the registration of such holder's securities so included, and any Registration Expenses not so allocable will be borne by all sellers of securities included in such registration in proportion to the aggregate selling price of the securities to be so registered.

          5.7 Indemnification.

          (a) The Company agrees to indemnify, to the fullest extent permitted by law, each holder of Registrable Securities, its officers and directors or general or limited partners (and directors and officers thereof and, if such holder is a portfolio or investment fund, its investment advisers or agents, and, with respect to any indemnification to be provided to The Equitable Life Assurance Society of the United States, Alliance Corporate Finance Group Incorporated and Alliance Capital Management, L.P. and their officers and directors) and each Person who controls such holder (within the meaning of the Securities Act) (each, a "Holder Indemnitee"), as follows:

                    (i) against all losses, claims, damages, liabilities and expenses arising out of or based upon any untrue or alleged untrue statement of material fact contained in any registration statement, prospectus or preliminary prospectus, or any amendment thereof or supplement thereto, or any omission or alleged omission of a material fact required to be stated therein or necessary to make the statements therein not misleading (in the case of any prospectus or preliminary prospectus, in light of the circumstances under which they were made), except insofar as the same arise out of or are based upon any such untrue statement or omission or allegation thereof made in any such registration statement, prospectus or preliminary prospectus, amendment or supplement in reliance on and in conformity with any information furnished in writing to the company by such holder expressly for use therein or by such holder's failure to deliver a copy of the registration statement or prospectus or any amendments or supplements thereto after the Company has furnished such holder with a sufficient number of copies of the same;

                    (ii) against all losses, claims, damages, liabilities and expenses to the extent of the aggregate amount paid in settlement of any litigation, or investigation or proceeding by any governmental agency or body, commenced or threatened, or of any claim whatsoever based upon any such untrue statement or omission, or any such alleged untrue statement or omission, if such settlement is effected with the prior written consent of the Company; and

                    (iii) against all expenses reasonably incurred by such holder in connection with investigating, preparing or defending against any litigation, or investigation or proceeding by any governmental agency or body, commenced or threatened, or any claim whatsoever based upon any such untrue statement or omission, or any such alleged untrue statement or omission, to the extent that any such expense is not paid under clause (i) or (ii) above.

In connection with an underwritten offering, the Company will indemnify such underwriters, their officers and directors and each Person who controls such underwriters within the meaning of the Securities Act to the same extent as provided above with respect to the indemnification of the Holder Indemnitee.

          (b) In connection with any registration statement in which a holder of Registrable Securities is participating, each such holder will furnish to the Company in writing such information and affidavits as the Company reasonably requests for use in connection with any such registration statement or prospectus and, to the extent permitted by law, will indemnify the Company, its directors and officers and each Person who controls the Company within the meaning of the Securities Act (each, a "Company Indemnitee") against any losses, claims, damages, liabilities and expenses arising out of or based upon any untrue statement of material fact contained in the registration statement, prospectus or preliminary prospectus, or any amendment thereof or supplement thereto, or any omission of a material fact required to be stated therein or necessary to make the statements therein not misleading (in the case of any prospectus or preliminary prospectus, in light of the circumstances under which they were made), but only to the extent the same arise out of or are based upon any such untrue statement or omission or allegation thereof made in any such registration statement, prospectus or preliminary prospectus, amendment or supplement in reliance on and in conformity with any information furnished in writing to the Company by such holder expressly for use therein; provided that the obligation to indemnify will be several, not joint and several, among such holders of Registrable Securities and the liability of each such holder of Registrable Securities will be in proportion to and limited to the net amount received by such holder from the sale of Registrable Securities pursuant to such registration statement.

          (c) Any Person entitled to indemnification hereunder will (i) give prompt written notice to the indemnifying party of any claim with respect to which it seeks indemnification and (ii) unless in such indemnified party's reasonable judgment a conflict of interest between such indemnified and indemnifying parties may exist with respect to such claim, permit such indemnifying party to assume the defense of such claim with counsel reasonably satisfactory to the indemnified party. If such defense is assumed, the indemnifying party will not be subject to any liability for any settlement made by the indemnified party without its consent (but such consent will not be unreasonably withheld). An indemnifying party who is not entitled to, or elects not to, assume the defense of a claim will not be obligated to pay the fees and expenses of more than one counsel for all parties indemnified hereunder by such indemnifying party with respect to such claim, unless in the reasonable judgment of any indemnified party a conflict of interest may exist between such indemnified party and any other of such indemnified parties with respect to such claim in which case such indemnified party shall have the right to employ separate counsel. Failure to give prompt written notice shall not release the indemnifying party from its obligations hereunder, except to the extent that the indemnifying party is actually prejudiced by such failure to give notice.

          (d) The indemnification provided for under this Warrant will remain in full force and effect regardless of any investigation made by or on behalf of the indemnified party or any officer, director or controlling Person of such indemnified party and will survive the transfer of securities. The Company also agrees to make such provisions as are reasonably requested by any indemnified party for contribution to such party in the event the Company's indemnification is unavailable for any reason.

          5.8 Contribution. In order to provide for just and equitable contribution in circumstances under which the indemnity contemplated by Section
5.7 is for any reason not available, the parties required to indemnify by the terms thereof shall contribute to the aggregate losses, claims, damages, liabilities and expenses of the nature contemplated by such indemnity agreement incurred by any Holder Indemnitee, any Company Indemnitee and one or more of the underwriters, except to the extent that contribution is not permitted under
Section 11(f) of the Securities Act. In determining the amounts which the respective parties shall contribute, there shall be considered the parties' relative fault concerning the matter with respect to which the claim was asserted, knowledge and access to information concerning the matter with respect to which the claim was asserted, the opportunity to correct and prevent any statement or omission and any other equitable considerations appropriate under the circumstances; provided that, if applicable law or a court of competent jurisdiction requires that the relative benefits received by each party from the offering of the Registrable Securities be taken into account in determining the amounts which the respective parties shall contribute, the parties agree that it would be unjust and inequitable not to take into account the benefits received by the Company Indemnitees in connection with the transactions contemplated by the Securities Purchase Agreement referred to in the second paragraph of this Warrant, including but not limited to the proceeds of the securities sold by the Company to the Holder thereunder. The Company and each Person selling securities agree with each other that no seller of Registrable Securities shall be required to contribute any amount in excess of the amount such seller would have been required to pay to an indemnified party if the indemnity under Section 5.8 were available. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The Company and each such seller agree with each other and the underwriters of the Registrable Securities, if requested by such underwriters, that it would not be equitable if the amount of such contribution were determined by pro rata or per capita allocation (even if the underwriters were treated as one entity for such purpose) or for the underwriters' portion of such contribution to exceed the percentage that the underwriting discount bears to the initial public offering price of the Registrable Securities. For purposes of this Section 5.8, each Person, if any, who controls an underwriter within the meaning of Section 15 of the Securities Act shall have the same rights to contribution as such underwriter, and each director and each officer of the Company who signed the registration statement, and each Person, if any, who controls the Company or a seller of Registrable Securities within the meaning of Section 15 of the Securities Act, shall have the same rights to contribution as the Company or a seller of Registrable Securities, as the case may be.

          5.9  Participation  in  Underwritten  Registrations.   No  Person  may
participate in any registration hereunder which is underwritten unless such Person (a) agrees to sell such Person's securities on the basis provided in any underwriting arrangements approved by the Person or Persons entitled hereunder to approve such arrangements and (b) completes and executes all questionnaires, powers of attorney, indemnities, underwriting agreements and other documents required under the terms of such underwriting arrangements.

          5.10 Recapitalization of Nonvoting Stock. At any time a holder of nonvoting Registrable Securities wishes to sell such shares pursuant to a public offering of shares of voting common stock, the Company shall cause such shares to be recapitalized into or exchanged for shares of voting common stock, such recapitalization or exchange to become effective at such time as the registration statement pertaining to such shares has been filed with and declared effective by the SEC.

                                   ARTICLE VI

                                   DEFINITIONS

          As used herein, the following terms have the following meanings:

          "Additional Shares of Common" shall mean all shares of Common Stock issued by the Company after the date hereof except Warrant Shares.

          "Appraisal Procedure" means a procedure whereby two independent accounting or investment banking firms of nationally recognized standing (each, an "Appraiser"), one chosen by the Company and one by a Majority in Interest of Warrantholders, shall mutually agree upon the determinations then the subject of appraisal. Each party shall deliver a notice to the other appointing its Appraiser within 15 days after the Appraisal Procedure is invoked. If within 30 days after appointment of the two Appraisers they are unable to agree upon the amount in question, an independent accounting or investment banking firm of nationally recognized standing shall be chosen to serve as a third Appraiser within 10 days thereafter by the mutual consent of such first two Appraisers or, if such first two Appraisers fail to agree upon the appointment of a third Appraiser (or if either party fails to appoint an Appraiser), such appointment shall be made by the American Arbitration Association, or any organization successor thereto, from a panel of arbitrators having experience in the appraisal of the type of Property then the subject of appraisal. The decision of the third Appraiser so appointed and chosen shall be given within 30 days after the selection of such third Appraiser. If three
Appraisers shall be appointed and the determination of one Appraiser is disparate from the middle determination by more than twice the amount by which the other determination is disparate from the middle determinations then the determination of such Appraiser shall be excluded, the remaining two determinations shall be averaged and such average shall be binding and conclusive on the Company and the Warrantholders; otherwise the average of all three determinations shall be binding and conclusive on the Company and the Warrantholders. The costs of conducting any Appraisal Procedure shall be borne as follows: (i) the costs of the Appraiser designated by the Company shall be borne by the Company; (ii) the costs of the Appraiser designated by the Warrantholders shall be borne by the Warrantholders; (iii) other costs separately incurred by the Company and by the Warrantholders shall be borne separately by them; and (iv) the costs of the third Appraiser, if any, shall be borne equally by the Company and the Warrantholders, provided that if the Appraisal Procedure results in a determination of Fair Market Value that is disparate by five percent or more from the Company's initial determination of Fair Market Value pursuant to Section 3.2, the costs of the third Appraiser shall be borne solely by the Company.

          "Business Day" means (a) if the Common Stock is listed or admitted to trading on a national securities exchange, a day on which the principal national securities exchange on which the Common Stock is listed or admitted to trading is open for business or (b) if the Common Stock is not so listed or admitted to trading, a day on which any New York Stock Exchange member firm is open for business.

          "Capital Stock" means all issued and outstanding shares of capital stock of any class of the Company.

          "Closing Price" on any day means (a) if the Common Stock is listed or admitted for trading on a national securities exchange, the reported last sales price regular way or, if no such reported sale occurs on such day, the average of the closing bid and asked prices regular way on such day, in each case on the principal national securities exchange on which the Common Stock is listed or admitted to trading, or (b) if the Common Stock is not listed or admitted to trading on any national securities exchange, the closing price reported by the NASDAQ National Market System or, if not so reported, the average of the closing bid and asked prices in the over-the-counter market on such day as reported by NASDAQ or any comparable system or, if not so reported, as reported by any New York Stock Exchange member firm selected by the Company for such purpose.

          "Common Stock" means the Common Stock, par value $0.001 per share, of the Company, subject to change pursuant to Article IV.

          "Common Stock Equivalent" shall mean any Convertible Security or warrant, option or other right to subscribe for or purchase any Additional Shares of Common or any Convertible Security.

          "Company" is defined in the first paragraph of this Warrant.

          "Company Indemnitee" is defined in Section 5.7(b).

          "Convertible Securities" shall mean evidences of indebtedness, shares of capital stock or other securities which are or may be at any time convertible into or exchangeable for Additional Shares of Common.

          "Demand Registration" is defined in Section 5.1(a).

          "Exercise Price" means $10.00 per Warrant Share, subject to adjustment pursuant to Article IV.

          "Expiration Date" means January 15, 2004.

          "Fair Market Value" means the fair market value of the business or Property in question, as determined in good faith by the Board of Directors of the Company or otherwise as provided herein; provided, that the Fair Market Value of any security for which a Closing Price is available shall be the Market Price of such security. The Fair Market Value of the Company shall be the Fair Market Value of the Company and its Subsidiaries on a consolidated basis.

          "Holder" is defined in the first paragraph of this Warrant.

          "Holder Indemnitee" is defined in Section 5.7(a).

          "Majority in Interest of Warrantholders" means the holders of Warrants entitling such holders to purchase a majority of the shares of Common Stock subject to purchase upon exercise of such Warrants at the time outstanding (exclusive of Warrants then owned by the Company or any Affiliate (as defined in the Purchase Agreement).

          "Management Shares" means (a) shares of Common Stock issued to officers, directors, employees or consultants of the Company from time to time, upon the exercise of options granted pursuant to a stock option plan or similar plan approved by the Company's shareholders, and (b) no more than 100,000 shares of Common Stock (subject to adjustment for stock splits, combinations and the like) in any calendar year issued to persons becoming officers, directors, employees or consultants of the Company in order to induce such persons to accept such positions; provided that in either case, on the date of grant, the exercise price of such options is equal to the Fair Market Value of the shares issuable upon exercise thereof.

          "Market Price" as at any date of determination means the average of the daily Closing Prices of a share of Common Stock for the shorter of (i) the 20 consecutive Business Days ending on the most recent Business Day prior to the Time of Determination and (ii) the period commencing on the date next succeeding the first public announcement of the issuance, sale, distribution or grant to stockholders through such most recent Business Day prior to the Time of Determination. "Time of Determination" means the time and date of the earlier of
(x) the determination of stockholders entitled to receive such issuance, sale, distribution or grant and (y) the commencement of "ex-dividend" trading in respect thereof.

          "NASD" means The National Association of Securities Dealers, Inc.

          "NASDAQ" means The National Association of Securities Dealers, Inc. Automated Quotation System.

          "Offerors" is defined in Section 5.1(a).

          "Permitted Transferee" means, with respect to the original Holder, any of its Affiliates and any portfolio or investment fund for which such Holder or any of its Affiliates acts as investment adviser.

          "Property" shall mean any interest in any kind of property or asset, whether real, personal or mixed, or tangible or intangible, including, without limitation, cash or cash equivalents.

          "Purchase Agreement" is defined in the second paragraph of this Warrant.

          "Piggyback Registration" is defined in Section 5.2(a).

          "Registrable Securities" means the Warrant Shares and any shares into which such Warrant Shares are subdivided, combined or otherwise converted by the Company.

          "Registration Expenses" is defined in Section 5.6.

          "SEC" means the United States Securities and Exchange Commission and any successor agency.

          "Securities Act" means the Securities Act of 1933, as amended.

          "Subsidiary" means, as to any person, a corporation or other entity whose shares of capital stock or other ownership interests having ordinary voting power (other than shares of capital stock or other ownership interests having such power only by reason of the happening of a contingency) to elect a majority of the directors of such corporation, or other persons performing similar functions for such entity, are owned, directly or indirectly, by such person.

          "Warrantholder" means a holder of a Warrant.

          "Warrants" is defined in the second paragraph of this Warrant.

          "Warrant Shares" means the shares of Common Stock issuable upon the exercise of the Warrants.

                                   ARTICLE VII

                                  MISCELLANEOUS

          7.1 Notices. All communications provided for hereunder shall be in writing and delivered personally or by overnight delivery (by courier or nationally recognized overnight delivery service) or sent by first class registered or certified mail, postage prepaid and return receipt requested, or sent by facsimile (with such facsimile to be confirmed promptly by return facsimile), sent (i) if to the Holder or any other holder of Warrants, to its address as shown on the books maintained by the Company, unless the Holder or other holder of Warrants shall notify the Company that notices and communications should be sent to a different address, in which case such notices and communications shall be sent to the address specified by the Holder; and
(ii) if to the Company, at the address specified in the Purchase Agreement. All such communications shall be deemed to have been given or made when so delivered by hand or sent by facsimile, or one Business Day after being sent by overnight delivery or five Business Days after being so mailed.

          7.2 Waivers; Amendments. No failure or delay of the Holder in exercising any power or right hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any such right or power, or any abandonment or discontinuance of steps to enforce such right or power, preclude any other or further exercise thereof or the exercise of any other right or power. The rights and remedies of the Holder are cumulative and not exclusive of any rights or remedies which it would otherwise have. The provisions of this Warrant may be amended, modified or waived with (and only with) the written consent of the Company and a Majority in Interest of Warrantholders; provided, however, that no such amendment, modification or waiver adverse to any Holder shall, without the written consent of such Holder, (a) change the number of shares of Common Stock subject to purchase upon exercise of this Warrant, the Exercise Price or any provision for payment thereof or (b) amend, modify or waive the provisions of this Section or Article III or IV. The provisions of the Purchase Agreement may be amended, modified or waived only in accordance with the respective provisions thereof.

          Any such amendment, modification or waiver effected pursuant to this Section or the applicable provisions of the Purchase Agreement shall be binding upon the holders of all Warrants and Warrant Shares, upon each future holder thereof and upon the Company. In the event of any such amendment, modification or waiver the

Company shall give prompt notice thereof to all holders of Warrants and Warrant Shares and, if appropriate, notation thereof shall be made on all Warrants thereafter surrendered for registration of transfer or exchange.

          No notice or demand on the Company in any ease shall entitle the Company to any other or further notice or demand in similar or other circumstances.

          7.3 Governing Law. This Warrant shall be construed in accordance with and governed by the laws of New York, except to the extent that the laws of Delaware shall be mandatorily applicable hereto.

          7.4 Survival of Agreements; Representations and Warranties, etc. All warranties, representations and covenants made by the Company or the Holder herein or in any certificate or other instrument delivered by or on behalf of it in connection with the Warrants shall be considered to have been relied upon by the Holder or the Company, respectively, and shall survive the issuance and delivery of the Warrants, regardless of any investigation made by the Holder or the Company, and shall continue in full force and effect so long as this Warrant is outstanding. All statements in any such certificate or other instrument shall constitute representations and warranties hereunder.

          7.5 Covenants To Bind Successor and Assigns. All covenants, stipulations, promises and agreements in this Warrant contained by or on behalf of the Company or the Holder shall bind its successors and assigns, whether so expressed or not.

          7.6 Severability. In case any one or more of the provisions contained in this Warrant shall be invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained herein shall not in any way be affected or impaired thereby. The parties shall endeavor in good faith negotiations to replace the invalid, illegal or unenforceable provisions with valid provisions the economic effect of which comes as close as possible to that of the invalid, illegal or unenforceable provisions.

          7.7 Section Headings. The section headings used herein are for convenience of reference only, are not part of this Warrant and are not to affect the construction of or be taken into consideration in interpreting this Warrant.

          7.8 No Rights as Stockholder. This Warrant shall not entitle the Holder to any rights as a stockholder of the Company.

          7.9 Information to Holder. The Company agrees that it shall deliver to the Holder promptly after their becoming available copies of all financial statements, reports and proxy statements which the Company shall have sent to its stockholders generally.

          7.10 No Impairment. The Company shall not by any action, including, without limitation, amending its certificate of incorporation or through any reorganization, transfer of assets, consolidation, merger, dissolution, issuance or sale of securities or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms of this Warrant, but will at all times in good faith assist in the carrying out of all such terms and in the taking of all such actions as may be necessary or appropriate to protect the rights of the Holder against impairment. Without limiting the generality of the foregoing, the Company will (a) not increase the par value of any shares of Common Stock receivable upon the exercise of this Warrant above the amount payable therefor upon such exercise immediately prior to such increase in par value, (b) take all such action as may be necessary or appropriate in order that the Company may validly and legally issue fully paid and nonassessable shares of Common Stock upon the exercise of this Warrant, and (c) use its best efforts to obtain all such authorizations, exemptions or consents from any public regulatory body having jurisdiction thereof as may be necessary to enable the Company to perform its obligations under this Warrant.

          7.11 Complete Agreement. This Warrant and the Purchase Agreement, together with the documents referred to herein and therein, contain the complete agreement between the parties with respect to the subject matter hereof, and supersede any prior understandings, agreements or representations by or between the parties, written or oral, with respect to the subject matter hereof. This Warrant is entitled to the benefits of Section 10.11 of the Purchase Agreement, which is incorporated herein by reference.

                                      * * *

          IN WITNESS WHEREOF, the undersigned has caused this Warrant to be executed in its corporate name by one of its officers thereunto duly authorized, as of the date first above written.

                                             KELLSTROM INDUSTRIES, INC.

                                             By________________________________
                                               Name:
                                               Title:

                               SUBSCRIPTION NOTICE

                    (To be executed upon exercise of Warrant)

To KELLSTROM INDUSTRIES, INC.:

          The undersigned hereby irrevocably elects to exercise the right of purchase represented by the attached Warrant for, and to purchase thereunder, __________ shares of Common Stock as provided for therein, and [tenders herewith payment of the Exercise Price in the form of a certified or bank cashier's check or wire transfer] [in lieu of payment in cash, hereby surrenders Warrants with an aggregate value equal to the aggregate Exercise Price. For purposes of the preceding sentence, the value of any Warrant shall be equal to the difference between the aggregate Market Value of the Warrant Shares issuable upon exercise thereof and the aggregate Exercise Price payable upon exercise thereof].

          Please issue a certificate or certificates for such shares of Common Stock in the following name or names and denominations:

          If said number of shares shall not be all the shares issuable upon exercise of the attached Warrant, a new Warrant is to be issued in the name of the undersigned for the balance remaining of such shares less any fraction of a share paid in cash.

Dated:


                                                  ______________________________
                                                  [Note:   the  above  signature
                                                  should correspond exactly with
                                                  the  name  on the  face of the
                                                  attached  Warrant  or with the
                                                  name of the assignee appearing
                                                  in the assignment form below.]

                                   ASSIGNMENT

                   (To be executed upon assignment of Warrant)

          For value received, __________________________ hereby sells, assigns and transfers unto ____________________________________________ the attached
Warrant, together with all right, title and interest therein, and does hereby irrevocably constitute and appoint ___________________ attorney to transfer said Warrant on the books of KELLSTROM INDUSTRIES, INC., with full power of substitution in the premises.

                                                  ______________________________
                                                  [Note:   the  above  signature
                                                  should correspond exactly with
                                                  the  name  on the  face of the
                                                  attached Warrant.]

Dated:

                                   ASSIGNMENT

                   (To be executed upon assignment of Warrant)

          For  value  received,   _____________________________   hereby  sells,
assigns and transfers unto  _______________________________________________  the attached Warrant, together with all right, title and interest therein, and does hereby irrevocably constitute and appoint _____ attorney to transfer said Warrant on the books of KELLSTROM INDUSTRIES, INC., with full power of substitution in the premises.

                                                  ______________________________
                                                  [Note:   the  above  signature
                                                  should correspond exactly with
                                                  the  name  on the  face of the
                                                  attached Warrant.]

Dated: